UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 9, 2016
Date of report (Date of earliest event reported)

TERRAVIA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35189	33-1077078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

225 Gateway Boulevard South San Francisco, CA 94080
(Address of Principal Executive Offices)
94080
(Zip Code)
(650) 780-4777
(Registrant’s Telephone Number, Including Area Code)
SOLAZYME, INC.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendment to Articles of Incorporation or Bylaws
Effective May 9, 2016, Solazyme, Inc. (the “Company”) changed its name from “Solazyme, Inc.” to “TerraVia Holdings, Inc.” by filing a certificate of amendment (the “Certificate of Amendment”) to its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The Company also amended and restated its Bylaws to reflect the change to the Company’s name, effective May 9, 2016. The Certificate of Amendment and Amended and Restated Bylaws are attached as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.
In connection with the name change, the Company is now trading on the NASDAQ Global Select Market under the new ticker symbol “TVIA”. The new ticker symbol became effective at the open of the market on May 11, 2016.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation
3.2	Amended and Restated Bylaws

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TERRAVIA HOLDINGS, INC.
(Registrant)

Date: May 12, 2016	By:	/s/ PAUL T. QUINLAN
Paul T. Quinlan
General Counsel

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation
3.2	Amended and Restated Bylaws